SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): July 31, 2002
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                        General DataComm Industries, Inc.
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               (Exact Name of Registrant as Specified in Charter)


  Delaware                            1-8086                   06-0853856
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  (State or Other Jurisdiction     (Commission                (IRS Employer
       of Incorporation)           File Number)             Identification No.)


               Naugatuck, Connecticut                      06770
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     (Address of Principal Executive Offices)           (Zip Code)



     Registrant's telephone number, including area code (203) 729-0271
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                                      N/A
        (Former Name or Former Address, if Changed Since Last Report)




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Item 5.   Other Events

General DataComm Industries, Inc. announced today that on July 31, 2002, it completed the sale of its former headquarters property located at 1579 Straits Turnpike, Middlebury, Connecticut, for a sale price of $7,175,000. The net proceeds (after payment of local real estate taxes and realtor fees) of approximately $6,800,000 were used to reduce outstanding mortgage indebtedness. General DataComm anticipates that for accounting purposes it will report a gain on the sale of approximately $3,300,000.













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

                                   SIGNATURES




         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                        General DataComm Industries, Inc.
                                        ---------------------------------
                                                 (Registrant)


                                        By:  /S/ WILLIAM G. HENRY
                                             William G. Henry
                                             Vice President and
                                             Principal Financial Officer



Dated:  August 1, 2002
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